CALAMOS® FAMILY OF FUNDS

Supplement dated April 9, 2014 to the

CALAMOS® FAMILY OF FUNDS Summary Prospectuses and Prospectuses for

Class A, B, and C and Class I and R, and the Statement of

Additional Information, each dated March 1, 2014

Effective April 30, 2014, Mr. Jeff Scudieri will no longer be a member of the investment team managing any of the series of the Calamos Investment Trust. All references to Mr. Scudieri are hereby deleted from the Summary Prospectuses, Prospectuses and Statement of Additional Information as of that date.

Please retain this supplement for future reference.

MFSPT 04/14